Registration No. 33-42163 and 811-6378

      As filed with the Securities and Exchange Commission on March 1, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           X

                  Pre-Effective Amendment No.

                  Post-Effective Amendment No. 11                          X

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

                  Amendment No. 13                                         X

                       TEMPLETON DEVELOPING MARKETS TRUST
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             500 E BROWARD BOULEVARD, FORT LAUDERDALE, FLORIDA 33394
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (954) 527-7500
              -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


           Deborah R. Gatzek, 777 Mariners Island Blvd., San Mateo, CA 94404
           ------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box):

             immediately upon filing pursuant to paragraph (b) of Rule 485 on (DATE) pursuant to paragraph (b) of Rule 485

             60 days after filing pursuant to paragraph (a)(1) of Rule 485

         X   on MAY 1, 1999 pursuant to paragraph (a)(1) of Rule 485

             75 days after filing pursuant to paragraph (a)(2) of Rule 485 on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

              this post-effective amendment designates a new effective
             date for a previously filed post-effective amendment


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                                     PART A
                                 CLASS A, B & C
                                   PROSPECTUS


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Prospectus

Templeton Developing Markets Trust

CLASS A, B & C

INVESTMENT STRATEGY  Global Growth

MAY 1, 1999

[Insert Franklin Templeton Ben Head]

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

[insert page #]  Goal and Strategies

[insert page #]  Main Risks

[insert page #]  Performance

[insert page #]  Fees and Expenses

[insert page #]  Management

[insert page #]  Distributions and Taxes

[insert page #]  Financial Highlights

YOUR ACCOUNT

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INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

[insert page #] Choosing a Share Class

[insert page #] Buying Shares

[insert page #] Investor Services

[insert page #] Selling Shares

[insert page #] Account Policies

[insert page #] Questions

FOR MORE INFORMATION

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WHERE TO LEARN MORE ABOUT THE FUND

[End callout]

Back Cover


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THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of developing market issuers.

For purposes of the fund's investments, developing or emerging market countries include those considered such by the World Bank, the International Finance Corporation, or the United Nations. The fund normally will invest in at least three developing market countries.

In addition, developing market equity securities means those issued by:


/bullet/ companies with their principal securities trading market within a developing market country, as defined above; or

/bullet/ companies that derive 50% or more of their total revenue from either goods or services produced or sales made in developing market countries; or

/bullet/ companies organized under the laws of, and with a principal office in, a developing market country.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, Global, and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

Depending upon current market conditions, the fund generally invests a portion of its total assets in rated and unrated debt securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.

[Begin callout]

The fund invests primarily in developing market companies' common stocks. [end callout]

The Templeton investment philosophy is "bottom-up", value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of a company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal because it may not invest or may invest substantially less in developing market companies' stocks.


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[Insert graphic of chart with line going up and down] MAIN RISKS

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Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or if they trade in markets favoring faster-growing companies.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in Depositary Receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

EMERGING MARKETS. The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Some of the additional significant risks, include:

/bullet/ Political and social uncertainty (for example, regional conflicts and risk of war)

/bullet/ Currency exchange rate volatility Pervasiveness of corruption and crime

/bullet/  Delays in settling portfolio transactions

/bullet/ Risk of loss arising out of the system of share registration and custody

/bullet/ Involves markets that are comparatively smaller and less liquid than developed markets. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

/bullet/ Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States

ALL OF THESE FACTORS MAKE DEVELOPING MARKET EQUITY SECURITIES' PRICES GENERALLY MORE VOLATILE THAN SECURITIES ISSUED IN DEVELOPED MARKETS.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

ILLIQUID SECURITIES The fund may invest up to 10% of its total assets in restricted securities and securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true; debt security prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page [#] for more information.

More detailed information about the fund, its policies, including temporary investments, and risks can be found in the fund's Statement of Additional Information (SAI).

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Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

[End callout]


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[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 8 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1/

[Insert bar graph]

-9.75%  74.49%  -8.58%  0.36%  22.51%  -9.41%  -18.72%
  92    93      94      95     96      97      98

                        YEAR

[Begin callout]
BEST QUARTER:
Q4 '97  -24.88%

WORST QUARTER:
Q4 '98   24.06%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                                                       SINCE
                                                                   1 YEAR           5 YEARS          INCEPTION
                                                                                                    (10/17/91)
-------------------------------------------------------------- ---------------- ----------------- ----------------
Templeton Developing Markets Trust - Class A /2/                   -23.39%           -4.85%            2.95%
MSCI Emerging Markets Free Index/3/                                -25.34%           -9.27%            4.13%

1. As of March 31, 1999, the fund's year-to-date return was []%.

2.  Figures reflect sales charges.

3. Source: Standard & Poor's(R) Micropal. The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


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[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                               CLASS A/1/       CLASS B/2/     CLASS C/1/
-------------------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price                     5.75%           4.00%          1.99%
  Load imposed on purchases                      5.75%           None           1.00%
  Maximum deferred sales charge (load)           None/3/         4.00%          0.99%/4/
Exchange fee                                     None            None           None

Please see "Choosing a Share Class" on page [#] for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)



                                              CLASS A/1/       CLASS B /2/    CLASS C /1/
-----------------------------------------------------------------------------------------
Management fees                                 1.25%           1.25%           1.25%
Distribution and service
(12b-1) fees/5/                                 0.33%           1.00%           1.00%
Other expenses                                  0.53%           0.53%           0.53%
                                            ---------------------------------------------
Total annual fund operating expenses            2.11%            2.78%          2.78%
                                            =============================================

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.

2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended December 31, 1998. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.

3. Except for investments of $1 million or more (see page [#]) and purchases by certain retirement plans without an initial sales charge.

4. This is equivalent to a charge of 1% based on net asset value.

5. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR        3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------
CLASS A                                     $777/1/      $1,198       $1,644        $2,876
CLASS B
  Assuming you sold your shares
  at the end of the period                  $681         $1,162       $1,669        $2,960/2/
  Assuming you stayed in the fund           $281         $862         $1,469        $2,960/2/
CLASS C                                     $476/3/      $953         $1,555        $3,178

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

3. For the same Class C investment, your costs would be $378 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

[Insert graphic of briefcase] MANAGEMENT

Templeton Asset Management Ltd. - Hong Kong branch (Asset Management Hong Kong), Two Exchange Square, Hong Kong, is the fund's investment manager. Together, Asset Management Hong Kong and its affiliates manage over $220 billion in assets.

The fund's lead portfolio manager is:

DR. J. MARK MOBIUS, MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD
Dr. Mobius has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

The following individuals have secondary portfolio management responsibilities:

TOM WU, DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD
Mr. Wu has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

H. ALLAN LAM, PORTFOLIO MANAGER OF TEMPLETON ASSET MANAGEMENT LTD
Mr. Lam has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 1.25% of its average daily net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.



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The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS

The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

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BACKUP WITHHOLDING

By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.


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[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by McGladrey & Pullen, LLP.


CLASS A                                                       YEAR ENDED DECEMBER 31,
                                                        1998            1997            1996            1995            1994
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,

beginning of year                                      12.94           15.40           13.01           13.42           15.27
                                             ---------------------------------------------------------------------------------
  Net investment income                                  .17             .16             .16             .21             .14
  Net realized and unrealized
  gains (losses)                                      (2.57)          (1.62)            2.75           (.18)          (1.44)
                                             ---------------------------------------------------------------------------------
Total from investment operations                      (2.40)          (1.46)            2.91             .03          (1.30)
  Dividends from net investment
  income                                               (.19)           (.16)           (.17)           (.20)           (.12)
  In excess of net investment
  income                                                   -              --           (.01)              --              --
  Dividends from net realized
  gains                                                (.05)           (.53)           (.34)           (.24)           (.43)
  In excess of net realized gains                         --           (.31)              --              --              --
                                             ---------------------------------------------------------------------------------
Total distributions                                    (.24)          (1.00)           (.52)           (.44)           (.55)
Net asset value, end of year                           10.30           12.94          15.40           13.01           13.42
                                              ===============================================================================

Total return (%)/2/                                  (18.72)          (9.41)           22.51             .36          (8.64)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                2,172,954       3,444,029       $3,308,753      $2,147,664      $2,009,154
Ratios to average net assets: (%)
  Expenses                                              2.11            1.96            2.03            2.10            2.11
  Expenses excluding payments by
  affiliate                                               --            1.96            2.03            2.10            2.11
  Net investment income                                 1.40            0.99            1.16            1.66            1.08
Portfolio turnover rate (%)                            37.51           30.06           12.47            9.76           18.57


1. Total return does not include sales charges, and is not annualized.




CLASS C                                                1998          1997          1996         1995/1/
---------------------------------------------- ------------- ------------- ------------- -------------
PER SHARE DATA ($)
Net asset value,
beginning of year                                     12.81         15.27         12.95         13.10
                                               ------------- ------------- ------------- -------------
 Net investment income                                  .07           .09           .17           .02
  Net realized and unrealized
  gains (losses)                                     (2.51)        (1.64)          2.60           .19
                                               ------------- ------------- ------------- -------------
Total from investment operations                     (2.44)        (1.55)          2.77           .21
  Dividends from net
  investment income                                   (.11)         (.07)         (.10)         (.18)
  In excess of net investment
  income                                                 --            --         (.01)            --
  Distributions from net
  realized gains                                      (.05)         (.53)         (.34)         (.18)
                                               ------------- ------------- ------------- -------------
  In excess of net realized gains                        --         (.31)            --            --
                                               ------------- ------------- ------------- -------------
Total distributions                                   (.16)         (.91)         (.45)         (.36)
                                               ------------- ------------- ------------- -------------
Net asset value, end of year                          10.21         12.81         15.27         12.95
                                               ------------- ------------- ------------- -------------

Total return (%)/2/                                  (19.20)       (10.10)         21.58          1.70

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                                         294,588       402,542       226,629        41,012
Ratios to average net
assets: (%)
  Expenses                                             2.78          2.69          2.74          2.73/3/
  Net investment income                                 .76          0.21          0.33          0.19/3/
Portfolio turnover rate (%)                           37.51         30.06         12.47          9.76

1. For the period May 1, 1995 (commencement of operations) through December 31, 1995.

2. Total return does not include sales charges, and is not annualized.

3. Annualized


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YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


CLASS A                                       CLASS B                            CLASS C
----------------------------------------------------------------------------------------------------------

/bullet/  Initial sales charge of         /bullet/ No initial sales charge      /bullet/  Initial sales charge
          5.75% or less                                                                   of 1%

/bullet/  Deferred sales charge of 1%    /bullet/ Deferred sales charge of 4%   /bullet/  Deferred sales charge
          charge of 1% on purchases               on less on shares you sell              of 1% on shares you
          of $1 million or more sold              within six years                        sell within 18 months
          within 12 months

/bullet/  Lower annual expenses than    /bullet/  Higher annual expenses than   /bullet/  Higher annual expenses than
          Class B or C due to lower               Class A (same as Class C)               Class A (same as Class B)
          distribution fees                       due to higher distribution              due to higher distribution
                                                  fees. Automatic conversion              fees. No conversion to Class
                                                  to Class A shares after                 A shares, so annual expenses
                                                  eight years, reducing future            do not decrease.
                                                  annual expenses.




SALES CHARGES - CLASS A

                                         THE SALES CHARGE
                                        MAKES UP THIS % OF         WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT             THE OFFERING PRICE        YOUR NET INVESTMENT
------------------------------------------------ ------------------------------ -----------
Under $50,000                                 5.75                       6.10
$50,000 but under $100,000                    4.50                       4.71
$100,000 but under $250,000                   3.50                       3.63
$250,000 but under $500,000                   2.50                       2.56
$500,000 but under $1 million                 2.00                       2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page [#]), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page [#]).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER             THIS % IS DEDUCTED FROM YOUR
BUYING THEM                              PROCEEDS AS A CDSC
-----------------------------------------------------------------------
1 Year                                           4
2 Years                                          4
3 Years                                          3
4 Years                                          3
5 Years                                          2
6 Years                                          1
7 Years                                          0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page [#]). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We invest any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are not available to all retirement plans. Class B shares are only available to IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C


                                  THE SALES CHARGE
                                 MAKES UP THIS % OF      WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT      THE OFFERING PRICE      YOUR NET INVESTMENT
-----------------------------------------------------------------------------
Under $1 million                       1.00                     1.01

WE INVEST ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see [below]).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends.

[Begin callout]

The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page [#] for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

/bullet/ CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You may also combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts may also be included.

/bullet/ LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.


       TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF
                           YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS Class A shares may be purchased without an initial sales charge or CDSC by investors who reinvest within 365 days:

/bullet/ certain payments received under an annuity contract that offers a Franklin Templeton insurance fund option bullet/ distributions from an existing retirement plan invested in the Franklin Templeton Funds

/bullet/ dividend or capital gain distributions from a real estate investment trust sponsored or advised by Franklin Properties, Inc.

/bullet/ redemption proceeds from a repurchase of Franklin Floating Rate Trust shares held continuously for at least 12 months

/bullet/ redemption proceeds from Class A of any Templeton Global Strategy Fund, if you are a qualified investor. If you paid a CDSC when you sold your shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply.


WAIVERS FOR CERTAIN INVESTORS Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions, including:

/bullet/ certain trust companies and bank trust departments investing $1 million or more in assets over which they have full or shared investment discretion

/bullet/ government entities that are prohibited from paying mutual fund sales charges

/bullet/ certain unit investment trusts and their holders reinvesting trust distributions

/bullet/  group annuity separate accounts offered to retirement plans

/bullet/ employees and other associated persons or entities of Franklin Templeton or of certain dealers

/bullet/ any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

/bullet/  Chilean retirement plans that meet the requirements for retirement plans described below

           IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE WAIVER,
        CALL YOUR INVESTMENT REPRESENTATIVE OR CALL SHAREHOLDER SERVICES
                     AT 1-800/632-2301 FOR MORE INFORMATION.

CDSC WAIVERS The CDSC for each class generally will be waived:

/bullet/  to pay account fees

/bullet/ to make payments through systematic withdrawal plans, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually depending on the frequency of your plan

/bullet/ for redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if Franklin Templeton Distributors, Inc. did not make any payment to the securities dealer of record in connection with the purchase

/bullet/ for redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)

/bullet/ for IRA distributions due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

/bullet/ to return excess contributions (and earnings, if applicable) from retirement plan accounts

/bullet/ for redemptions following the death of the shareholder or beneficial owner

/bullet/  for participant initiated distributions from employee benefit plans
          or  participant   initiated  exchanges  among  investment  choices  in
          employee benefit plans (not applicable to Class B)

PAGE


RETIREMENT PLANS Certain retirement plans may buy Class A shares without an initial sales charge. To qualify, the plan must be sponsored by an employer:

/bullet/  with at least 100 employees, or

/bullet/  with retirement plan assets of $1 million or more, or

/bullet/ that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13-month period


A CDSC may apply. Retirement plans other than SIMPLEs, SEPs, or plans that qualify under section 401 of the Internal Revenue Code also must qualify under our group investment program to buy Class A shares without an initial sales charge. Any retirement plan that does not qualify to buy Class A shares without an initial sales charge and that was a shareholder of the fund on or before February 1, 1995, may buy Class A shares with a maximum initial sales charge of 4% (as a percentage of the offering price).

          FOR MORE INFORMATION, CALL YOUR INVESTMENT REPRESENTATIVE OR
                   RETIREMENT PLAN SERVICES AT 1-800/527-2020.

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.


PAGE



[Insert graphic of a paper with lines and someone writing] BUYING SHARES

MINIMUM INVESTMENTS

-------------------------------------------------------------------------------
                                                    INITIAL         ADDITIONAL
-------------------------------------------------------------------------------
Regular accounts                                     $1,000            $50
-------------------------------------------------------------------------------
UGMA/UTMA accounts                                   $100              $50
-------------------------------------------------------------------------------
Retirement accounts                                  no minimum    no minimum
(other than IRAs, IRA rollovers, Education
IRAs or Roth IRAs)
-------------------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or
Roth IRAs                                           $250              $50
-------------------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                            $250              $50
-------------------------------------------------------------------------------
Full-time employees, officers, trustees
and directors of Franklin Templeton
entities, and their immediate family
members                                             $100              $50
-------------------------------------------------------------------------------



ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will invest your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).


PAGE


BUYING SHARES


------------------------------ ------------------------------------------- -------------------------------------------
                               OPENING AN ACCOUNT                          ADDING TO AN ACCOUNT
------------------------------ ------------------------------------------- -------------------------------------------
[Insert graphic of hands
shaking]

                               Contact your investment representative      Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
------------------------------ ------------------------------------------- -------------------------------------------
                               Make your check payable to Templeton        Make your check payable to Templeton
[Insert graphic of envelope]   Developing Markets Trust.                   Developing Markets Trust. Include your
                                                                           account number on the check.

BY MAIL                        Mail the check and your signed
                               application to Investor Services.           Fill out the deposit slip from your
                                                                           account statement. If you do not have
                                                                           a slip, include a note with your name,
                                                                           the fund name, and your account number.

                                                                           Mail  the check and deposit slip or
                                                                           note to nvestor Services.
------------------------------ ------------------------------------------- -------------------------------------------
[Insert graphic of three       Call  to receive a wire control number      Call to receive a wire control number and
lightning bolts]               and wire instructions.                      wire instructions.

                               Wire the funds and mail your signed         To make a same day wire investment,
                               application to Investor Services. Please    please call us by 1:00 p.m. pacific time
BY WIRE                        include the wire control number or your     and make sure your wire arrives by 3:00
                               new account number on the application.      p.m.

1-800/632-2301
(or 1-650/312-2000 collect)    To make a same day wire investment,
                               please call us by 1:00 p.m. pacific time
                               and make sure your wire arrives by 3:00
                               p.m.
------------------------------ ------------------------------------------- -------------------------------------------
[Insert graphic of two         Call Shareholder Services at the number     Call Shareholder Services at the number
arrows pointing in             below or send signed written                below or our automated TeleFACTS system
opposite directions]           instructions. The TeleFACTS system          or send signed written instructions.
                               cannot be used to open a new account.

BY EXCHANGE
                               (Please see page # for information on       (Please see page # for information on
                               exchanges.)                                 exchanges.)

TeleFACTS(R)
1-800/247-1753
(around-the-clock
access)
------------------------------ ------------------------------------------- -------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 100 FOUNTAIN PARKWAY, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)



PAGE



[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

 [Begin callout]

For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.

[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page [#]).

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund who do not qualify to buy the fund's Advisor Class also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply.

To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

/bullet/  you are selling more than $100,000 worth of shares

/bullet/  you want your proceeds paid to someone who is not a registered owner

/bullet/ you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.


PAGE



SELLING SHARES


----------------------------------- --------------------------------------------
                                    TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------- --------------------------------------------
[Insert graphic of hands shaking]

THROUGH YOUR INVESTMENT             Contact your investment representative
REPRESENTATIVE
----------------------------------- --------------------------------------------
[Insert graphic of envelope]        Send written instructions and endorsed shar
                                    certificates (if you hold share
                                    certificates) to Investor Services.
                                    Corporate, partnership or trust accounts
BY MAIL                             may need to send additional documents.

                                    Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                    A check will be mailed to the name(s) and
                                    address on the account, or otherwise
                                    according to your written instructions.
----------------------------------- -------------------------------------------
[Insert graphic of phone]           As long as your transaction is for $100,000
                                    or less, you do not hold share certificates
                                    and you have not changed your address by
BY PHONE                            phone within the last 15 days, you can sell
                                    your shares by phone.

1-800/632-2301                      A check will be mailed to the name(s) and
                                    address on the account. Written instructions,
                                    with a signature guarantee, are required to
                                    send the check to another address or to make
                                    it payable to another person.
----------------------------------- -------------------------------------------
[Insert graphic of three            You can call or write to have redemption
lightning bolts]                    proceeds of $1,000 or morewired to a bank or
                                    escrow account. See the policies above for
                                    selling shares by mail or phone.

                                    Before requesting a bank wire, please make
                                    sure we have your bank account information
                                    on file. If we do not have this information,
                                    you  will need to send written instructions
BY  WIRE                            with your bank's name and address, your bank
                                    account number, the ABA routing number, and a
                                    signature guarantee.

                                    Requests received in proper form by 1:00 p.m.
                                    pacific time will be wired the next business
                                    day.
----------------------------------- --------------------------------------------
[Insert graphic of two arrows       Obtain a current prospectus for the fund you
pointing in opposite directions]    are considering.

                                    Call Shareholder Services at the number below
                                    or our automated  TeleFACTS system, or send
BY EXCHANGE                         signed written instructions. See the policies
                                    above for selling shares by mail or phone.

TeleFACTS(R) 1-800/247-1753
(around-the-clock  access)          If you hold share certificates, you will need
                                    to return them to the fund before your
                                    exchange can be processed.
----------------------------------- -------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 100 FOUNTAIN PARKWAY, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


PAGE

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or
(ii) exchanged shares out of the fund more than twice in a calendar quarter, or
(iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

/bullet/ The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

/bullet/ At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

/bullet/ The fund may modify or discontinue the exchange privilege on 60 days' notice.

/bullet/ You may only buy shares of a fund eligible for sale in your state or jurisdiction.

/bullet/ In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

/bullet/ For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

/bullet/ To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


                                         CLASS A              CLASS B        CLASS C
--------------------------------------------------------------------------------------

COMMISSION (%)                             ---                  4.00           2.00
Investment under $50,000                  5.00                   ---            ---
$50,000 but under $100,000                3.75                   ---            ---
$100,000 but under $250,000               2.80                   ---            ---
$250,000 but under $500,000               2.00                   ---            ---
$500,000 but under $1 million             1.60                   ---            ---
$1 million or more                        up to 1.00/1/          ---            ---
12B-1 FEE TO DEALER                       0.35                  0.25/2/        1.00/3/

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and up to 0.25% on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs. For certain retirement plans that do not qualify to buy Class A shares at NAV but that qualify to buy Class A shares with a maximum initial sales charge of 4%, a dealer commission of 3.2% may be paid.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

3. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark]QUESTIONS

If you have any questions about the fund or your account, you can write to us at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                                                  HOURS (PACIFIC TIME,
DEPARTMENT NAME                     TELEPHONE NUMBER              MONDAY THROUGH FRIDAY)
----------------------------------- ----------------------------- ----------------------------------
Shareholder Services                1-800/632-2301                5:30 a.m. to 5:00 p.m.
                                                                  6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information                    1-800/DIAL BEN                5:30 a.m. to 8:00 p.m.
                                    (1-800/342-5236)              6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services            1-800/527-2020                5:30 a.m. to 5:00 p.m.
Dealer Services                     1-800/524-4040                5:30 a.m. to 5:00 p.m.
Institutional Services              1-800/321-8563                6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)              1-800/851-0637                5:30 a.m. to 5:00 p.m.


PAGE


                                                        38

FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)

1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.

Investment Company Act file #811-6378                         711 P 05/99




PAGE

                                     PART A
                                 ADVISOR CLASS
                                   PROSPECTUS

PART A



Prospectus

Templeton Developing Markets Trust

ADVISOR CLASS

INVESTMENT STRATEGY  Global Growth

MAY 1, 1999

[Insert Franklin Templeton Ben Head]

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PAGE


CONTENTS

THE FUND

[Begin callout]

INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING

[End callout]

[insert page #] Goal and Strategies

[insert page #] Main Risks

[insert page #] Performance

[insert page #] Fees and Expenses

[insert page #] Management

[insert page #] Distributions and Taxes

[insert page #] Financial Highlights

YOUR ACCOUNT

[Begin callout]

INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES

[End callout]

[insert page #] Qualified Investors

[insert page #] Buying Shares

[insert page #] Investor Services

[insert page #] Selling Shares

[insert page #] Account Policies

[insert page #] Questions

FOR MORE INFORMATION

[Begin callout]

WHERE TO LEARN MORE ABOUT THE FUND

[End callout]

Back Cover



PAGE


THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of developing market issuers.

For purposes of the fund's investments, developing or emerging market countries include those considered such by the World Bank, the International Finance Corporation, or the United Nations. The fund normally will invest in at least three developing market countries.

In addition, developing market equity securities means those issued by:

/bullet/ companies with their principal securities trading market within a developing market country, as defined above; or

/bullet/ companies that derive 50% or more of their total revenue from either goods or services produced or sales made in developing market countries; or

/bullet/ companies organized under the laws of, and with a principal office in, a developing market country.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, Global, and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

Depending upon current market conditions, the fund generally invests a portion of its total assets in rated and unrated debt securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.

[Begin callout]
The fund invests primarily in developing market companies' common stocks. [end callout]

The Templeton investment philosophy is "bottom-up", value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of a company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal because it may not invest or may invest substantially less in developing market companies' stocks.


PAGE



[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or if they trade in markets favoring faster-growing companies.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in Depositary Receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

EMERGING MARKETS. The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Some of the additional significant risks, include:

/bullet/ Political and social uncertainty (for example, regional conflicts and risk of war)

/bullet/ Currency exchange rate volatility Pervasiveness of corruption and crime

/bullet/  Delays in settling portfolio transactions

/bullet/ Risk of loss arising out of the system of share registration and custody

/bullet/ Involves markets that are comparatively smaller and less liquid than developed markets. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

/bullet/ Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States


ALL OF THESE FACTORS MAKE DEVELOPING MARKET EQUITY SECURITIES' PRICES GENERALLY MORE VOLATILE THAN SECURITIES ISSUED IN DEVELOPED MARKETS.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

ILLIQUID SECURITIES The fund may invest up to 10% of its total assets in restricted securities and securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true; debt security prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page [#] for more information.

More detailed information about the fund, its policies, including temporary investments, and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]


PAGE


[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 8 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS /1,2/

[Insert bar graph]

 -9.75%   74.49%   -8.58%   0.36%   22.51%    9.18%   18.47%
   92       93        94      95       96      97      98
                                 YEAR

[Begin callout]

BEST QUARTER:
Q4 '97  -24.81%

WORST QUARTER:
Q4 '98  24.16%

[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998



                                                                               SINCE
                                                                             INCEPTION
                                                  1 YEAR       5 YEARS       (10/17/91)
------------------------------------------------- ---------------------------------------
Templeton Developing Markets Trust -
 Advisor Class /2/                                -18.47%      -3.61%         3.88%
MSCI Emerging Markets Free Index /3/              -25.34%      -9.27%         4.13%


1. As of March 31, 1999, the fund's year-to-date return was []%.

2. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's(R) Micropal. The MSCI Emerging Markets Free Index measuares the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


PAGE

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  ADVISOR CLASS
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                     None
Exchange fee                                                         None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                           ADVISOR CLASS
-------------------------------------------------------------------------
Management fees                                              1.25%
Distribution and service (12b-1) fees                        None
Other expenses                                               0.53%
                                                          ---------------
Total annual fund operating expenses                         1.78%
                                                          ---------------



EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 YEAR           3 YEARS         5 YEARS         10 YEARS
---------------- ---------------- --------------- ---------------
     $181             $560             $964           $2,095

[Insert graphic of briefcase] MANAGEMENT

Templeton Asset Management Ltd. - Hong Kong branch (Asset Management Hong Kong),
Two  Exchange  Square,  is  the  fund's  investment  manager.   Together,  Asset
Management Hong Kong and its affiliates manage over $220 billion in assets.

The fund's lead portfolio manager is:

DR. J. MARK MOBIUS, MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD
Dr. Mobius has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

The following individuals have secondary portfolio management responsibilities:

TOM WU, DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD
Mr. Wu has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

H. ALLAN LAM, PORTFOLIO MANAGER OF TEMPLETON ASSET MANAGEMENT LTD
Mr. Lam has been a manager of the fund since 1991. He joined the Franklin Templeton Group in 1987.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 1.25% of its average daily net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.


PAGE


[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING

By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.


PAGE


[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. This information has been audited by McGladrey & Pullen, LLP.

                                                         YEAR ENDED
ADVISOR CLASS                                            DECEMBER 31,
--------------------------------------------------------------------------
                                                       1998         1997/1/
---------------------------------------------- ------------- -------------
PER SHARE DATA ($)
Net asset value,
beginning of year                                     12.93         15.43
                                               ------------- -------------
    Net investment income (loss)                        .23           .17
    Net realized and unrealized gains
    (losses)                                         (2.60)        (1.63)
                                               ------------- -------------
Total from investment operations                     (2.37)        (1.46)
                                               ------------- -------------
Less distributions from net investment
income                                               (.23)         (.20)
                                               ------------- -------------
Less distributions from net realized gains           (.05)         (.53)
                                               ------------- -------------
In excess of net realized gains                         --         (.31)
                                               ------------- -------------
Total distributions                                   (.28)        (1.04)
                                               ------------- -------------
Net asset value, end of year                          10.28         12.93
                                               ------------- -------------
Total return (%)/2/                                  (18.47)        (9.36)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                 115,494        98,101
Ratios to average net assets: (%)
    Expenses                                           1.78         1.69/3/
    Net investment income                              1.82         1.04/3/
Portfolio turnover rate (%)                           37.51         30.06

1. For the period January 2, 1997 (commencement of operations) to December 31, 1997. Based on average weighted shares outstanding.

2. Total return is not annualized.

3. Annualized

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"]QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the fund.

/bullet/ Qualified registered investment advisors or certified financial planners with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

/bullet/ Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating  in  comprehensive  fee programs.  Minimum  investments:
          $250,000 initial ($100,000 initial for an individual client) and $50 additional.

/bullet/ Officers, trustees, directors and full-time employees of Franklin Templeton and their immediate family members. Minimum investments:
          $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

/bullet/ Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

/bullet/  Accounts managed by the Franklin Templeton Group. Minimum investments:
          No initial minimum and $50 additional.

/bullet/ The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimums.


PAGE




[Insert graphic of a paper with lines and someone writing] BUYING SHARES

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES


------------------------------ ------------------------------------------- -------------------------------------------
                               OPENING AN ACCOUNT                          ADDING TO AN ACCOUNT
------------------------------ ------------------------------------------- -------------------------------------------
[Insert graphic of hands
shaking]

                               Contact your investment representative      Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
------------------------------ ------------------------------------------- -------------------------------------------
                               Make your check payable to Templeton        Make your check payable to Templeton
[Insert graphic of envelope]   Developing Markets Trust.                   Developing Markets Trust. Include your
                                                                           account number on the check.

BY MAIL                        Mail the check and your signed
                               application to Investor Services.           Fill out the deposit slip from your
                                                                           account statement. If you do not have
                                                                           a slip, include a note with your name,
                                                                           the fund name, and your account number.

                                                                           Mail  the check and deposit slip or
                                                                           note to nvestor Services.
------------------------------ ------------------------------------------- -------------------------------------------
[Insert graphic of three       Call  to receive a wire control number      Call to receive a wire control number and
lightning bolts]               and wire instructions.                      wire instructions.

                               Wire the funds and mail your signed         To make a same day wire investment,
                               application to Investor Services. Please    please call us by 1:00 p.m. pacific time
BY WIRE                        include the wire control number or your     and make sure your wire arrives by 3:00
                               new account number on the application.      p.m.

1-800/632-2301
(or 1-650/312-2000 collect)    To make a same day wire investment,
                               please call us by 1:00 p.m. pacific time
                               and make sure your wire arrives by 3:00
                               p.m.
------------------------------ ------------------------------------------- -------------------------------------------
[Insert graphic of two         Call Shareholder Services at the number     Call Shareholder Services at the number
arrows pointing in             below or send signed written                below or our automated TeleFACTS system
opposite directions]           instructions. The TeleFACTS system          or send signed written instructions.
                               cannot be used to open a new account.

BY EXCHANGE
                               (Please see page # for information on       (Please see page # for information on
                               exchanges.)                                 exchanges.)

TeleFACTS(R)
1-800/247-1753
(around-the-clock
access)
------------------------------ ------------------------------------------- -------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 100 FOUNTAIN PARKWAY, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


PAGE


[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or in Advisor Class or Class A shares of another Franklin Templeton Fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton Fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton Fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page [#]).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

PAGE

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]

A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

/bullet/  you are selling more than $100,000 worth of shares

/bullet/  you want your proceeds paid to someone who is not a registered owner

/bullet/ you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


PAGE



SELLING SHARES


----------------------------------- --------------------------------------------
                                    TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------- --------------------------------------------
[Insert graphic of hands shaking]

THROUGH YOUR INVESTMENT             Contact your investment representative
REPRESENTATIVE
----------------------------------- --------------------------------------------
[Insert graphic of envelope]        Send written instructions and endorsed shar
                                    certificates (if you hold share
                                    certificates) to Investor Services.
                                    Corporate, partnership or trust accounts
BY MAIL                             may need to send additional documents.

                                    Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                    A check will be mailed to the name(s) and
                                    address on the account, or otherwise
                                    according to your written instructions.
----------------------------------- -------------------------------------------
[Insert graphic of phone]           As long as your transaction is for $100,000
                                    or less, you do not hold share certificates
                                    and you have not changed your address by
BY PHONE                            phone within the last 15 days, you can sell
                                    your shares by phone.

1-800/632-2301                      A check will be mailed to the name(s) and
                                    address on the account. Written instructions,
                                    with a signature guarantee, are required to
                                    send the check to another address or to make
                                    it payable to another person.
----------------------------------- -------------------------------------------
[Insert graphic of three            You can call or write to have redemption
lightning bolts]                    proceeds of $1,000 or morewired to a bank or
                                    escrow account. See the policies above for
                                    selling shares by mail or phone.

                                    Before requesting a bank wire, please make
                                    sure we have your bank account information
                                    on file. If we do not have this information,
                                    you  will need to send written instructions
BY  WIRE                            with your bank's name and address, your bank
                                    account number, the ABA routing number, and a
                                    signature guarantee.

                                    Requests received in proper form by 1:00 p.m.
                                    pacific time will be wired the next business
                                    day.
----------------------------------- --------------------------------------------
[Insert graphic of two arrows       Obtain a current prospectus for the fund you
pointing in opposite directions]    are considering.

                                    Call Shareholder Services at the number below
                                    or our automated  TeleFACTS system, or send
BY EXCHANGE                         signed written instructions. See the policies
                                    above for selling shares by mail or phone.

TeleFACTS(R) 1-800/247-1753
(around-the-clock  access)          If you hold share certificates, you will need
                                    to return them to the fund before your
                                    exchange can be processed.
----------------------------------- -------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 100 FOUNTAIN PARKWAY, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


PAGE


[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or
(ii) exchanged shares out of the fund more than twice in a calendar quarter, or
(iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

/bullet/ The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

/bullet/ At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

/bullet/ The fund may modify or discontinue the exchange privilege on 60 days' notice.

/bullet/ You may only buy shares of a fund eligible for sale in your state or jurisdiction.

/bullet/ In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

/bullet/ For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

/bullet/ To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the fund or your account, you can write to us at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.



                                                                  HOURS (PACIFIC TIME,
DEPARTMENT NAME                     TELEPHONE NUMBER              MONDAY THROUGH FRIDAY)
----------------------------------- ----------------------------- ----------------------------------
Shareholder Services                1-800/632-2301                5:30 a.m. to 5:00 p.m.
                                                                  6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information                    1-800/DIAL BEN                5:30 a.m. to 8:00 p.m.
                                    (1-800/342-5236)              6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services            1-800/527-2020                5:30 a.m. to 5:00 p.m.
Dealer Services                     1-800/524-4040                5:30 a.m. to 5:00 p.m.
Institutional Services              1-800/321-8563                6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)              1-800/851-0637                5:30 a.m. to 5:00 p.m.


PAGE


FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)

1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-6378                             711 PA 05/99





PAGE



                                     PART B
                                 CLASS A, B & C
                                   STATEMENT OF
                             ADDITIONAL INFORMATION

PAGE



TEMPLETON DEVELOPING MARKETS TRUST

CLASS A, B & C

STATEMENT OF
ADDITIONAL INFORMATION

MAY 1, 1999

100 FOUNTAIN PARKWAY, P.O. BOX 33030

ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated May 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the fund's Annual Report to Shareholders, for the fiscal year ended May 1, 1999, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goal and Strategies
Risks
Officers and Trustees
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Underwriter
Performance
Miscellaneous Information
Description of Bond Ratings

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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

/bullet/ ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

/bullet/ ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

/bullet/ ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------


PAGE


GOAL AND STRATEGIES
-------------------------------------------------------------------------------

The fund's investment goal is long-term capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The fund tries to achieve its goal by investing primarily in the equity securities of developing market issuers.

GENERAL The fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. With respect to 75% of its total assets, the fund may invest up to 5% of its total assets in securities issued by any one company or foreign government. The fund may invest any amount of its assets in U.S. government securities. The fund may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. The fund may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements with more than seven days to maturity, and over-the-counter options bought by the fund.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

DEPOSITARY RECEIPTS Depositary receipts are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

DEBT SECURITIES A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value.

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flows on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flows on the underlying instruments. Because structured investments of the type in which the fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 (1940 Act). As a result, a fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the fund's restrictions on investments in illiquid securities.

CLOSED-END INVESTMENT COMPANIES To encourage indirect foreign investment in their capital markets, some countries, including South Korea, Chile and India, have permitted the creation of closed-end investment companies. The fund may invest up to 10% of its total assets in securities of these companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

REPURCHASE AGREEMENTS Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the board of trustees, i.e., banks or broker-dealers which have been determined by the manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES The fund may lend to qualified securities dealers or other institutional investors. portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

BORROWING The fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

FUTURES CONTRACTS Although the fund has the authority to buy and sell financial futures contracts, it presently has no intention of entering into such transactions. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The fund may also buy and sell index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

The fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options. In addition, the value of the securities on which the futures contracts are based will not exceed 25% of the fund's total assets.

At the time the fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the futures contract will be deposited in a segregated account with the fund's custodian. When writing a futures contract, the fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the fund to purchase the same futures contract at a price no higher than the price of the contract written by the fund (or at a higher price if the difference is maintained in liquid assets with the fund's custodian).

OPTIONS ON SECURITIES OR INDICES Although the fund has the authority to write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. and foreign exchanges and in the over-the-counter markets, it presently has no intention of entering into such transactions.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The fund will limit the sale of options on its securities to 15% or less of its total assets. The fund may only buy options if the total premiums it paid for such options is 5% or less of its total assets.

The fund may write a call or put option only if the option is "covered." A call option on a security written by the fund is "covered" if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also "covered" if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or high grade U.S. government securities in a segregated account with its custodian. A put option on a security written by the fund is "covered" if the fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The fund will cover call options on stock indices that it writes by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The fund will cover put options on stock indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The fund will receive a premium from writing a put or call option, which increases the fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the fund's investments. By writing a put option, the fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on indices or securities will increase the fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the fund's investments does not decline as anticipated, or if the value of the option does not increase, the fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the correlation between the changes in value of the underlying security or index and the changes in value of the fund's security holdings being hedged.

The fund may purchase call options on individual securities to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. Similarly, the fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the fund may experience losses in some cases as a result of such inability.

FOREIGN CURRENCY HEDGING TRANSACTIONS To help protect its portfolio against adverse changes in foreign currency exchange rates, the fund may (1) buy and sell foreign currency at the prevailing rate in the foreign currency exchange market; (2) enter into forward foreign currency contracts which are agreements to buy or sell a specific currency at a set price on a future date (generally within one year). The fund may only commit up to 20% of its total assets to these contracts; and (3) buy and sell put and call options on foreign currencies.

The fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to reduce the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with the fund's forward foreign currency transactions an amount of the fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. In addition, when the fund sells a forward contract, it will cover its obligation under the contract by segregating cash, cash equivalents or high quality debt securities, or by owning securities denominated in the corresponding currency and with a market value equal to or greater than the fund's obligation. Assets used as cover for forward contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission, it may in the future assert authority to regulate forward contracts. In such event, the fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not engaged in such contracts.

The fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the fund will be traded on U.S. and foreign exchanges or over-the-counter.

The fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the fund's portfolio securities or adversely affect the prices of securities that the fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

TEMPORARY INVESTMENTS When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, for example, it may invest the fund's portfolio in a temporary defensive manner.

Under such circumstances, the fund may invest up to 100% of its assets in money market securities denominated in the currency of any nation. These may include:

/bullet/ short-term (maturities of less than 12 months) and medium-term (maturities up to 5 years) securities issued or guaranteed by the U.S. or a foreign government, their agencies or instrumentalities;

/bullet/ finance company and corporate commercial paper, and other short-term corporate obligations, rated A by S&P or Prime-1 by Moody's or, if unrated, determined to be of comparable quality;

/bullet/ bank obligations (including CDs, time deposits and bankers' acceptances); and

/bullet/  repurchase agreements with banks and broker-dealers.


INVESTMENT RESTRICTIONS The fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The fund may not:

1. Invest in real estate or mortgages on real estate (although the fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts (except futures contracts as described in the fund's Prospectus); or invest in other open-end investment companies except as permitted by the 1940 Act./1/

2. Purchase or retain securities of any company in which trustees or officers of the fund or of the manager, individually own more than 1/2 of 1% of the securities of such company or, in the aggregate, own more than 5% of the securities of such company.


--------------------------
1 As a non-fundamental policy, the fund will not invest more than 10% of its assets in real estate investment trusts. In addition, the fund has undertaken that (1) the fund will invest in other open-end investment companies only (a) for short term investment of cash balances in money market funds, or (b) for investment in securities in the portfolios of such other open-end investment companies, direct investment in which is unavailable to the fund; and (2) the fund will not pay an investment management fee with respect to any portion of its portfolio comprising shares of other open-end investment companies.

PAGE


3. Purchase any security (other than obligations of the U.S. government, its agencies and instrumentalities) if, as a result, as to 75% of the fund's total assets (i) more than 5% of the fund's total assets would be invested in securities of any single issuer, or (ii) the fund would then own more than 10% of the voting securities of any single issuer./2/

4. Act as an underwriter; issue senior securities except as set forth in Investment Restriction 6 below; or purchase on margin or sell short (but the fund may make margin payments in connection with options on securities or securities indices, foreign currencies, futures contracts and related options, and forward contracts and related options).

5. Loan money, apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the fund may enter into repurchase agreements and lend its portfolio securities.

6. Borrow money, except that the fund may borrow money from banks in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed), or pledge, mortgage or hypothecate its assets for any purposes, except to secure borrowings and then only to an extent not greater than 15% of the fund's total assts. Arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be a pledge of assets.

7. Invest more than 5% of the value of the fund's total assets in securities of issuers, including their predecessors, which have been in continuous operation less than three years.

8. Invest more than 5% of the fund's total assets in warrants, whether or not listed on the NYSE or the American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the fund in units or attached to securities are not included in this restriction.

----------------------------
2 As a non-fundamental policy, the fund will not invest in any company for the purpose of exercising control or management.

PAGE

9.   Invest more than 25% of the fund's total assets in a single industry.

10. Participate on a joint or a joint and several basis in any trading account in securities. See "Portfolio Transactions" as to transactions in the same securities for the fund, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.

11. Invest more than 15% of the fund's total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements having more than seven days to maturity, and over-the-counter options purchased by the fund. Assets used as cover for over-the-counter options written by the fund are considered not readily marketable.

The fund may also be subject to investment limitations imposed by foreign jurisdictions in which the fund sells its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

If the fund receives from an issuer of securities held by the fund subscription rights to purchase securities of that issuer, and if the fund exercises such subscription rights at a time when the fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in investment restrictions 3 or 9 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights. The fund may borrow up to 5% of the value of its total assets to meet redemptions and for other temporary purposes.

RISKS

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FOREIGN SECURITIES You should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange (NYSE) and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to fund shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the fund to lose its registration through fraud, negligence or even mere oversight. While the fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

CURRENCY. The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from transferring cash out of the country, withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign tax on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in those nations.

The fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The board of trustees considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The board of trustees also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the manager, any losses resulting from the holding of the fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

EURO RISK On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

INTEREST RATE To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

LOW-RATED SECURITIES Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the fund may incur additional expenses to seek recovery.

DERIVATIVE SECURITIES The fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures and related options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or related options and movements in the prices of the securities being hedged. Successful use of futures and related options by the fund for hedging purposes also depends upon the manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

OFFICERS AND TRUSTEES

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The fund has a board of trustees. The board is responsible for the overall management of the fund, including general supervision and review of the fund's investment activities. The board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations. The board also monitors the fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The affiliations of the officers and board members and their principal occupations for the past five years are shown below.


                                          POSITION(S) HELD
                                          WITH                  PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS                     THE FUND              DURING THE PAST FIVE YEARS
----------------------------------------- --------------------- --------------------------------------------------

Harris J. Ashton (66)
191 Clapboard Ridge Road
Greenwich, CT 06830

Trustee

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers).

*Nicholas F. Brady (69)
The Bullitt House
102 East Dover Street
Easton, MD 21601

Trustee

Chairman, Templeton Emerging Markets Investment Trust PLC, Templeton Latin
America Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby
Emerging Markets Investments LDC (investment firms) (1994-present); Director,
Templeton Global Strategy Funds, Amerada Hess Corporation (exploration and refining of natural gas), Christiana Companies, Inc. (operating and investment companies), and H.J. Heinz Company (processed foods and allied products);
director or trustee, as the case may be, of 21 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Secretary of the United
States Department of the Treasury (1988-1993) and Chairman of the Board, Dillon,
Read & Co., Inc. (investment banking) (until 1988).

Frank J. Crothers (54)
P.O. Box N-3238
Nassau, Bahamas

Trustee

Chairman, Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities
Co., Ltd.; President, Provo Power Corporation; director of various other business and non-profit organizations; and director or trustee, as the case may be, of seven of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (66)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton
Group of Funds.

John Wm. Galbraith (77)
360 Central Avenue
Suite 1300
St. Petersburg, FL 33701

Trustee

President,  Galbraith Properties,  Inc. (personal investment company);  Director
Emeritus, Gulf West Banks, Inc. (bank holding company) (1995-present); director or trustee, as the case may be, of 20 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Mercantile Bank
(1991-1995), Vice Chairman, Templeton, Galbraith & Hansberger Ltd. (1986-1992), and Chairman, Templeton Funds Management, Inc. (1974-1991).

Andrew H. Hines, Jr. (76)
150 2nd Avenue N.
St. Petersburg, FL 33701

Trustee

Consultant,Triangle Consulting Group; Executive-in-Residence, Eckerd College
(1991-present); director or trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997), Director, Checkers Drive-In
Restaurant, Inc. (1994-1997), and Chairman of the Board and Chief Executive
Officer, Florida Progress Corporation (holding company in the energy area)
(1982-1990) and director of various of its subsidiaries.

Edith E. Holiday (47)
3239 38th Street, N.W.
Washington, DC 20016

Trustee

Director, Amerada Hess Corporation (exploration and refining of natural gas)
(1993-present), Hercules Incorporated (chemicals, fibers and resins)
(1993-present), Beverly Enterprises, Inc. (health care) (1995-present) and H.J.
Heinz Company (processed foods and allied products) (1994-present); director or trustee, as the case may be, of 25 of the investment companies in the Franklin
Templeton Group of Funds; and FORMERLY, Chairman (1995-1997) and Trustee
(1993-1997), National Child Research Center, Assistant to the President of the
United States and Secretary of the Cabinet (1990-1993), General Counsel to the
United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States
Treasury Department (1988-1989).

*Charles B. Johnson (66)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.;
Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory
Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin
Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services,
Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds.

*Charles E. Johnson (42)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President and Trustee

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice
President, Franklin Templeton Distributors, Inc.; President and Director,
Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel,
Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.

Betty P. Krahmer (69)
2201 Kentmere Parkway
Wilmington, DE 19806

Trustee

Director or trustee of various civic associations; director or trustee, as the case may be, of 21 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Economic Analyst, U.S. government.

Gordon S. Macklin (70)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Director, Fund American Enterprises Holdings, Inc. (holding company), Martek
Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc.
(biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software);
director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River
Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Fred R. Millsaps (70)
2665 NE 37th Drive
Fort Lauderdale, FL 33308

Trustee

Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978),
Financial Vice President, Florida Power and Light (1965-1969), and Vice
President, Federal Reserve Bank of Atlanta (1958-1965).

Constantine Dean Tseretopoulos (45)
Lyford Cay Hospital
P.O. Box N-7776
Nassau Bahamas

Trustee

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; director or trustee, as the case may be, of seven of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine
Intern, Greater Baltimore Medical Center (1982-1985).

James R. Baio (45)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Treasurer

Certified Public Accountant; Senior Vice President, Templeton Worldwide, Inc.,
Templeton Global Investors, Inc. and Templeton Funds Trust Company; officer of
22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Senior Tax Manager, Ernst & Young (certified public accountants)
(1977-1989).

Harmon E. Burns (54)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive  Vice  President  and Director,  Franklin  Resources,  Inc.,  Franklin
Templeton  Distributors,  Inc. and Franklin Templeton Services,  Inc.; Executive
Vice President,  Franklin Advisers, Inc.; Director, Franklin Investment Advisory
Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan  (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.,
Franklin/Templeton Investor Services, Inc. and Franklin Mutual Advisers, Inc.;
Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice
President, Chief Operating Officer and Director, Templeton Investment Counsel,
Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers,
Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin
Investment Advisory Services, Inc.; President and Director, Franklin Templeton
Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice
President, Franklin Templeton Services, Inc. and Franklin Templeton
Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice
President, Franklin Advisory Services, Inc. and Franklin Mutual Advisers, Inc.;
Vice President, Chief Legal Officer and Chief Operating Officer, Franklin
Investment Advisory Services, Inc.; and officer of 54 of the investment companies in the Franklin Templeton Group of Funds.

Barbara J. Green (51)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Secretary

Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors,
Inc.; officer of 21 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Deputy Director, Division of Investment Management,
Executive  Assistant  and  Senior  Advisor  to the  Chairman,  Counselor  to the
Chairman,  Special  Counsel and Attorney  Fellow,  U.S.  Securities and Exchange
Commission  (1986-1995),  Attorney,  Rogers & Wells,  and Judicial  Clerk,  U.S.
District Court (District of Massachusetts).

Mark G. Holowesko (39)
Lyford Cay
Nassau, Bahamas

Vice President

President, Templeton Global Advisors Limited; Chief Investment Officer, Global
Equity Group; Executive Vice President and Director, Templeton Worldwide, Inc.;
officer of 21 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Investment Administrator, RoyWest Trust Corporation
(Bahamas) Limited (1984-1985).

Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President and Director, Franklin Resources, Inc. and Franklin
Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.
and Franklin Investment Advisory Services, Inc.; Senior Vice President and
Director, Franklin Advisory Services, Inc.; Director, Franklin/Templeton
Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

John R. Kay (58)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President

Vice President and Treasurer, Templeton Worldwide, Inc.; Assistant Vice
President, Franklin Templeton Distributors, Inc.; officer of 25 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Vice President and Controller, Keystone Group, Inc.

Elizabeth M. Knoblock (44)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President - Compliance

General  Counsel,  Secretary  and Senior Vice  President,  Templeton  Investment
Counsel, Inc.; Senior Vice President,  Templeton Global Investors, Inc.; officer of 21 of the investment  companies in the Franklin Templeton Group of Funds; and
FORMERLY,  Vice President and Associate  General  Counsel,  Kidder Peabody & Co.
Inc.  (1989-1990),  Assistant General Counsel,  Gruntal & Co., Inc. (1988), Vice
President and Associate  General  Counsel,  Shearson Lehman Hutton Inc.  (1988),
Vice  President  and  Assistant   General  Counsel,   E.F.  Hutton  &  Co.  Inc.
(1986-1988),  and Special  Counsel,  Division  of  Investment  Management,  U.S.
Securities and Exchange Commission (1984-1986).

J. Mark Mobius (62)
Two Exchange Square
39th Floor, Suite 3905-08
Hong Kong

President

Portfolio Manager of various Templeton advisory affiliates; Managing Director,
Templeton Asset Management Ltd.; officer of eight of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, International
Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund)
(1986-1987) and Director, Vickers da Costa, Hong Kong (1983-1986).

*This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The trust pays noninterested board members and Mr. Brady an annual retainer of $[] and a fee of $[] per board meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the fund and by the Franklin Templeton Group of Funds.



                                                                                            NUMBER OF BOARDS IN THE
                                                             TOTAL FEES RECEIVED FROM      FRANKLIN TEMPLETON GROUP OF
                                  TOTAL FEES RECEIVED        THE FRANKLIN TEMPLETON        FUNDS ON WHICH EACH SERVES/3/
NAME                                FROM THE FUND/1/             GROUP OF FUNDS/2/
--------------------------------- -------------------------- ----------------------------- ------------------------------
Harris J. Ashton                                                 361,157                       49
Nicholas F. Brady                                                140,975                       21
Frank J. Crothers                                                 47,700                        7
S. Joseph Fortunato                                              367,835                       51
John Wm. Galbraith                                               134,425                       20
Andrew H. Hines, Jr.                                             208,075                       22
Edith E. Holiday                                                 211,400                       25
Betty P. Krahmer                                                 141,075                       21
Gordon S. Macklin                                                361,157                       49
Fred R. Millsaps                                                 210,075                       22
Constantine Dean Tsretopoulos                                     51,500                        7

1. For the fiscal year ended December 31, 1998. [During the period from [], 199[], through February 27, 1998, an annual retainer of $[] and fees at the rate of $[] per board meeting attended were in effect.]

2. For the calendar year ended December 31, 1998.

3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 164 U.S. based funds or series.

Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES

------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The fund's manager is Templeton Asset Management Ltd. Hong Kong branch. The manager is wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Brazil, the British Virgin Islands, Canada, China, Cyprus, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, United Kingdom, and the U.S.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's code of ethics.

Under the fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer;
(iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES The fund pays the manager a monthly management fee equal to an annual rate of 1.25% of its average daily net assets. The fee is computed according to the terms of the management agreement. Each class of the fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended December 31, the fund paid the following management fees:

                   Management Fees Paid ($)
------------------ --------------------------
1998               40,577,627
1997               57,060,597
1996               37,609,530

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the fund to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The fund pays FT Services a monthly fee equal to an annual rate of:

/bullet/  0.15% of the fund's average daily net assets up to $200 million;

/bullet/ 0.135% of average daily net assets over $200 million up to $700 million;

/bullet/ 0.10% of average daily net assets over $700 million up to $1.2 billion; and

/bullet/  0.075% of average daily net assets over $1.2 billion.


During the last three fiscal years ended December 31, the fund paid FT Services the following administration fees:

                     Administration Fees Paid ($)
    ---------------- -----------------------------
    1998             3,009,659
    1997             3,998,636
    1996             2,831,572

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

AUDITOR McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the fund's Annual Report to Shareholders and reviews the fund's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS

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The manager selects brokers and dealers to execute the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the last three fiscal years ended December 31, the fund paid the following brokerage commissions:

                                  Brokerage Commissions ($)
    ---------------- ---------------------------------------
    1998                                  7,249,891
    1997                                 15,736,940
    1996                                  7,221,351

As of December 31, 1998, the fund did not own securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES

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The fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from the fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in the fund, and then reinvest the sales proceeds in the fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in the fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because the fund's income is derived primarily from investments in foreign rather than domestic U.S. securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund and/or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

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The fund is a diversified series of Templeton Developing Markets Trust, an open-end management investment company, commonly called a mutual fund. The fund was organized as a Massachusetts business trust on August 9, 1991, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that the fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

The fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999. The fund may offer additional classes of shares in the future. The full title of each class is:

      Templeton Developing Markets Trust -  Class A
      Templeton Developing Markets Trust -  Class B
      Templeton Developing Markets Trust -  Class C
      Templeton Developing Markets Trust - Advisor Class

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The fund has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The fund does not intend to hold annual shareholder meetings. The fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of December 31, 1998, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES

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The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 0.35% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You may also combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

/bullet/ You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

/bullet/ You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

/bullet/ Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

/bullet/ Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI may also qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

/bullet/  Was formed at least six months ago,

/bullet/  Has a purpose other than buying fund shares at a discount,

/bullet/  Has more than 10 members,

/bullet/ Can arrange for meetings between our representatives and group members,

/bullet/ Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

/bullet/ Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

/bullet/ Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

/bullet/ Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund's Class A shares. This waiver category also applies to Class [B and] C shares.

/bullet/ Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

/bullet/ Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

/bullet/ Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

          If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

/bullet/ Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

          If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

          If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

/bullet/ Distributions from an existing retirement plan invested in the Franklin Templeton Funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares may also be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

/bullet/ Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

/bullet/ Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

/bullet/ Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

/bullet/ Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

/bullet/ Registered securities dealers and their affiliates, for their investment accounts only

PAGE

/bullet/ Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

/bullet/ Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

/bullet/ Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

/bullet/ Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

/bullet/  Accounts managed by the Franklin Templeton Group

/bullet/ Certain unit investment trusts and their holders reinvesting distributions from the trusts

/bullet/  Group annuity separate accounts offered to retirement plans

/bullet/ Chilean retirement plans that meet the requirements described under "Retirement plans" below

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds.

Any retirement plan that does not meet the requirements to buy Class A shares without an initial sales charge and that was a shareholder of the fund on or before February 1, 1995, may buy shares of the fund subject to a maximum initial sales charge of 4% of the offering price, 3.2% of which will be retained by securities dealers.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

Size of Purchase - U.S. Dollars                      Sales Charge (%)
---------------------------------------------------------------------------
Under $30,000                                             3.0
$30,000 but less than $50,000                             2.5
$50,000 but less than $100,000                            2.0
$100,000 but less than $200,000                           1.5
$200,000 but less than $400,000                           1.0
$400,000 or more                                            0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge may also be subject to a CDSC if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES
WITHIN THIS MANY YEARS AFTER            THIS % IS DEDUCTED FROM
BUYING THEM                             YOUR PROCEEDS AS A CDSC
-----------------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0

CDSC WAIVERS. The CDSC for any share class will generally be waived for:

/bullet/  Account fees

/bullet/ Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

/bullet/ Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if Distributors did not make any payment to the securities dealer of record in connection with the purchase

/bullet/ Redemptions by the fund when an account falls below the minimum required account size

/bullet/  Redemptions following the death of the shareholder or beneficial owner

/bullet/ Redemptions through a systematic withdrawal plan set up before February 1, 1995

/bullet/ Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

/bullet/ Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)

/bullet/ Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only
          IRAs)


PAGE


/bullet/ Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

/bullet/ Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES

------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

The fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's NAV is not calculated. Thus, the calculation of the fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER

-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended December 31:


                                                                Amount Received in
                                                                Connection with
                  Total Commissions     Amount Retained by      Redemptions and
                    Received ($)          Distributors  ($)     Repurchases ($)
    ----------- ------------------------- --------------------------------------
    1998             10,228,075              834,223                 491,803
    1997             25,189,600            2,257,338                 293,215
    1996             18,413,353            1,902,013                  17,978

Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES Each class has a separate distribution or "Rule 12b-1" plan. Under each plan, the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. Payments by the fund under the Class A plan may not exceed 0.35% per year of Class A's average daily net assets, payable quarterly. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan.

THE CLASS B AND C PLANS. Under the Class B and C plans, the fund pays Distributors up to 0.75% per year of the class's average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund may also pay a servicing fee of up to 0.25% per year of the class's average daily net assets, payable quarterly. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The expenses relating to each of the Class B and C plans are also used to pay Distributors for advancing the commission costs to securities dealers with respect to the initial sale of Class B and C shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to securities dealers.

THE CLASS A, B AND C PLANS. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the noninterested members of the fund's board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the noninterested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the noninterested board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

For the fiscal year ended December 31, 1999, Distributors' eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts the fund paid Distributors under the plans were:

                  Distributors' Eligible            Amount Paid
                      Expenses ($)                 by the Fund ($)
---------------------------------------------------------------------
Class A              10,947,307                     9,279,496
Class C               4,643,821                     3,539,975

PERFORMANCE

------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund. The average annual total returns for the indicated periods ended December 31, 1998, were:



                                                    Since Inception
                  1 YEAR            5 YEAR            (10/17/91)
---------------------------------------------------------------------
Class A          -23.39%            -4.85%               2.95%


                                 Since Inception
                  1 Year           (5/01/95)
-------------------------------------------------
Class C          -20.80%            -3.14%

These figures were calculated according to the SEC formula:

P(1+T)n  = ERV

where:

P       = a hypothetical initial payment of $1,000
T       = average annual total return
n       = number of years
ERV     = ending redeemable value of a hypothetical $1,000
          payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended December 31, 1998, were:

                                                Since Inception
                  1 Year         5 Years          (10/17/91)
----------------------- ------------ --------------------------------------
Class A          -23.39%        -21.99%             23.28%

                                 Since Inception
                  1 Year         (5/01/95)
------------------------------------------------------
Class C          -20.80%         -11.06%

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the fund and the manager may also refer to the following information:

(i) unmanaged indices so that you may compare the fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the fund and the manager may also refer to the following information:

/bullet/ The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

/bullet/  The performance of U.S. equity and debt markets relative to foreign
          markets    prepared   or   published   by   Morgan   Stanley   Capital
          International(R) or a similar financial organization.

/bullet/ The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International(R) or a similar financial organization.

/bullet/ The geographic and industry distribution of the fund's portfolio and the fund's top ten holdings.

/bullet/ The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

/bullet/ To assist investors in understanding the different returns and risk characteristics of various investments, the fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

/bullet/ The major industries located in various jurisdictions as published by the Morgan Stanley Index.

/bullet/ Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.


PAGE


/bullet/ Allegorical stories illustrating the importance of persistent long-term investing.

/bullet/ The fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

/bullet/  A description of the Templeton organization's investment management
          philosophy   and  approach,   including   its  worldwide   search  for
          undervalued  or  "bargain"   securities  and  its  diversification  by
          industry, nation and type of stocks or other securities.

/bullet/ Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

/bullet/ Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

------------------------------
* Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.


PAGE





Advertisements or information may also compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

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The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $217 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 115 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

You will receive the fund's financial reports every six months. If you would like to receive an interim report of the fund's portfolio holdings, please call 1-800/DIAL BEN(R).

DESCRIPTION OF BOND RATINGS
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CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


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Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.


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A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC-rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


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P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.







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                                     PART B
                                 ADVISOR CLASS
                                   STATEMENT OF
                             ADDITIONAL INFORMATION



PAGE



TEMPLETON DEVELOPING MARKETS TRUST

ADVISOR CLASS

STATEMENT OF
ADDITIONAL INFORMATION

MAY 1, 1999

100 FOUNTAIN PARKWAY, P.O. BOX 33030

ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated May 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the fund's Annual Report to Shareholders, for the fiscal year ended May 1, 1999, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goal and Strategies
Risks
Officers and Trustees
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Underwriter
Performance
Miscellaneous Information
Description of Bond Ratings


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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

/bullet/ ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

/bullet/ ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

/bullet/ ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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GOAL AND STRATEGIES
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The fund's investment goal is long-term capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The fund tries to achieve its goal by investing primarily in the equity securities of developing market issuers.

GENERAL The fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. With respect to 75% of its total assets, the fund may invest up to 5% of its total assets in securities issued by any one company or foreign government. The fund may invest any amount of its assets in U.S. government securities. The fund may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. The fund may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements with more than seven days to maturity, and over-the-counter options bought by the fund.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

DEPOSITARY RECEIPTS Depositary receipts are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

DEBT SECURITIES A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value.

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flows on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flows on the underlying instruments. Because structured investments of the type in which the fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 (1940 Act). As a result, a fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the fund's restrictions on investments in illiquid securities.

CLOSED-END INVESTMENT COMPANIES To encourage indirect foreign investment in their capital markets, some countries, including South Korea, Chile and India, have permitted the creation of closed-end investment companies. The fund may invest up to 10% of its total assets in securities of these companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

REPURCHASE AGREEMENTS Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the board of trustees, i.e., banks or broker-dealers which have been determined by the manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES The fund may lend to qualified securities dealers or other institutional investors. portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

BORROWING The fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

FUTURES CONTRACTS Although the fund has the authority to buy and sell financial futures contracts, it presently has no intention of entering into such transactions. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The fund may also buy and sell index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

The fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options. In addition, the value of the securities on which the futures contracts are based will not exceed 25% of the fund's total assets.

At the time the fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the futures contract will be deposited in a segregated account with the fund's custodian. When writing a futures contract, the fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the fund to purchase the same futures contract at a price no higher than the price of the contract written by the fund (or at a higher price if the difference is maintained in liquid assets with the fund's custodian).

OPTIONS ON SECURITIES OR INDICES Although the fund has the authority to write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. and foreign exchanges and in the over-the-counter markets, it presently has no intention of entering into such transactions.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The fund will limit the sale of options on its securities to 15% or less of its total assets. The fund may only buy options if the total premiums it paid for such options is 5% or less of its total assets.

The fund may write a call or put option only if the option is "covered." A call option on a security written by the fund is "covered" if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also "covered" if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or high grade U.S. government securities in a segregated account with its custodian. A put option on a security written by the fund is "covered" if the fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The fund will cover call options on stock indices that it writes by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The fund will cover put options on stock indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The fund will receive a premium from writing a put or call option, which increases the fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the fund's investments. By writing a put option, the fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on indices or securities will increase the fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the fund's investments does not decline as anticipated, or if the value of the option does not increase, the fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the correlation between the changes in value of the underlying security or index and the changes in value of the fund's security holdings being hedged.

The fund may purchase call options on individual securities to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. Similarly, the fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the fund may experience losses in some cases as a result of such inability.

FOREIGN CURRENCY HEDGING TRANSACTIONS To help protect its portfolio against adverse changes in foreign currency exchange rates, the fund may (1) buy and sell foreign currency at the prevailing rate in the foreign currency exchange market; (2) enter into forward foreign currency contracts which are agreements to buy or sell a specific currency at a set price on a future date (generally within one year). The fund may only commit up to 20% of its total assets to these contracts; and (3) buy and sell put and call options on foreign currencies.

The fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to reduce the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with the fund's forward foreign currency transactions an amount of the fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. In addition, when the fund sells a forward contract, it will cover its obligation under the contract by segregating cash, cash equivalents or high quality debt securities, or by owning securities denominated in the corresponding currency and with a market value equal to or greater than the fund's obligation. Assets used as cover for forward contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission, it may in the future assert authority to regulate forward contracts. In such event, the fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not engaged in such contracts.

The fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the fund will be traded on U.S. and foreign exchanges or over-the-counter.

The fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the fund's portfolio securities or adversely affect the prices of securities that the fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

TEMPORARY INVESTMENTS When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, for example, it may invest the fund's portfolio in a temporary defensive manner.

Under such circumstances, the fund may invest up to 100% of its assets in money market securities denominated in the currency of any nation. These may include:

/bullet/ short-term (maturities of less than 12 months) and medium-term (maturities up to 5 years) securities issued or guaranteed by the U.S. or a foreign government, their agencies or instrumentalities;

/bullet/ finance company and corporate commercial paper, and other short-term corporate obligations, rated A by S&P or Prime-1 by Moody's or, if unrated, determined to be of comparable quality;

/bullet/ bank obligations (including CDs, time deposits and bankers' acceptances; and

/bullet/  repurchase agreements with banks and broker-dealers.

INVESTMENT RESTRICTIONS The fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The fund may not:

1. Invest in real estate or mortgages on real estate (although the fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts (except futures contracts as described in the fund's Prospectus); or invest in other open-end investment companies except as permitted by the 1940 Act./1/

2. Purchase or retain securities of any company in which trustees or officers of the fund or of the manager, individually own more than 1/2 of 1% of the securities of such company or, in the aggregate, own more than 5% of the securities of such company.


----------------------
1 As a non-fundamental policy, the fund will not invest more than 10% of its assets in real estate investment trusts. In addition, the fund has undertaken that (1) the fund will invest in other open-end investment companies only (a) for short term investment of cash balances in money market funds, or (b) for investment in securities in the portfolios of such other open-end investment companies, direct investment in which is unavailable to the fund; and (2) the fund will not pay an investment management fee with respect to any portion of its portfolio comprising shares of other open-end investment companies.


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3. Purchase any security (other than obligations of the U.S. government, its agencies and instrumentalities) if, as a result, as to 75% of the fund's total assets (i) more than 5% of the fund's total assets would be invested in securities of any single issuer, or (ii) the fund would then own more than 10% of the voting securities of any single issuer./2/

4. Act as an underwriter; issue senior securities except as set forth in Investment Restriction 6 below; or purchase on margin or sell short (but the fund may make margin payments in connection with options on securities or securities indices, foreign currencies, futures contracts and related options, and forward contracts and related options).

5. Loan money, apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the fund may enter into repurchase agreements and lend its portfolio securities.

6. Borrow money, except that the fund may borrow money from banks in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed), or pledge, mortgage or hypothecate its assets for any purposes, except to secure borrowings and then only to an extent not greater than 15% of the fund's total assts. Arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be a pledge of assets.

7. Invest more than 5% of the value of the fund's total assets in securities of issuers, including their predecessors, which have been in continuous operation less than three years.

8. Invest more than 5% of the fund's total assets in warrants, whether or not listed on the NYSE or the American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the fund in units or attached to securities are not included in this restriction.

------------------------------
2 As a non-fundamental policy, the fund will not invest in any company for the purpose of exercising control or management.


PAGE


9.   Invest more than 25% of the fund's total assets in a single industry.

10. Participate on a joint or a joint and several basis in any trading account in securities. See "Portfolio Transactions" as to transactions in the same securities for the fund, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.

11. Invest more than 15% of the fund's total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements having more than seven days to maturity, and over-the-counter options purchased by the fund. Assets used as cover for over-the-counter options written by the fund are considered not readily marketable.

The fund may also be subject to investment limitations imposed by foreign jurisdictions in which the fund sells its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

If the fund receives from an issuer of securities held by the fund subscription rights to purchase securities of that issuer, and if the fund exercises such subscription rights at a time when the fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in investment restrictions 3 or 9 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights. The fund may borrow up to 5% of the value of its total assets to meet redemptions and for other temporary purposes.


PAGE


RISKS
-------------------------------------------------------------------------------

FOREIGN SECURITIES You should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange (NYSE) and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to fund shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the fund to lose its registration through fraud, negligence or even mere oversight. While the fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

CURRENCY. The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from transferring cash out of the country, withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign tax on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in those nations.

The fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The board of trustees considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The board of trustees also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the manager, any losses resulting from the holding of the fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

EURO RISK On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

INTEREST RATE To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

LOW-RATED SECURITIES Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the fund may incur additional expenses to seek recovery.

DERIVATIVE SECURITIES The fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures and related options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or related options and movements in the prices of the securities being hedged. Successful use of futures and related options by the fund for hedging purposes also depends upon the manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The fund has a board of trustees. The board is responsible for the overall management of the fund, including general supervision and review of the fund's investment activities. The board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations. The board also monitors the fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The affiliations of the officers and board members and their principal occupations for the past five years are shown below.


                                          POSITION(S) HELD

                                          WITH                  PRINCIPAL OCCUPATION(S)

NAME, AGE AND ADDRESS                     THE FUND              DURING THE PAST FIVE YEARS
----------------------------------------- --------------------- -------------------------

Harris J. Ashton (66)
191 Clapboard Ridge Road
Greenwich, CT 06830

Trustee

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers).

*Nicholas F. Brady (69)
The Bullitt House
102 East Dover Street
Easton, MD 21601

Trustee

Chairman, Templeton Emerging Markets Investment Trust PLC, Templeton Latin
America Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby
Emerging Markets Investments LDC (investment firms) (1994-present); Director,
Templeton Global Strategy Funds, Amerada Hess Corporation (exploration and refining of natural gas), Christiana Companies, Inc. (operating and investment companies), and H.J. Heinz Company (processed foods and allied products);
director or trustee, as the case may be, of 21 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Secretary of the United
States Department of the Treasury (1988-1993) and Chairman of the Board, Dillon,
Read & Co., Inc. (investment banking) (until 1988).

Frank J. Crothers (54)
P.O. Box N-3238
Nassau, Bahamas

Trustee

Chairman, Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities
Co., Ltd.; President, Provo Power Corporation; director of various other business and non-profit organizations; and director or trustee, as the case may be, of seven of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (66)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton
Group of Funds.

John Wm. Galbraith (77)
360 Central Avenue
Suite 1300
St. Petersburg, FL 33701

Trustee

President,  Galbraith Properties,  Inc. (personal investment company);  Director
Emeritus, Gulf West Banks, Inc. (bank holding company) (1995-present); director or trustee, as the case may be, of 20 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Mercantile Bank
(1991-1995), Vice Chairman, Templeton, Galbraith & Hansberger Ltd. (1986-1992), and Chairman, Templeton Funds Management, Inc. (1974-1991).

Andrew H. Hines, Jr. (76)
150 2nd Avenue N.
St. Petersburg, FL 33701

Trustee

Consultant,Triangle Consulting Group; Executive-in-Residence, Eckerd College
(1991-present); director or trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997), Director, Checkers Drive-In
Restaurant, Inc. (1994-1997), and Chairman of the Board and Chief Executive
Officer, Florida Progress Corporation (holding company in the energy area)
(1982-1990) and director of various of its subsidiaries.

Edith E. Holiday (47)
3239 38th Street, N.W.
Washington, DC 20016

Trustee

Director, Amerada Hess Corporation (exploration and refining of natural gas)
(1993-present), Hercules Incorporated (chemicals, fibers and resins)
(1993-present), Beverly Enterprises, Inc. (health care) (1995-present) and H.J.
Heinz Company (processed foods and allied products) (1994-present); director or trustee, as the case may be, of 25 of the investment companies in the Franklin
Templeton Group of Funds; and FORMERLY, Chairman (1995-1997) and Trustee
(1993-1997), National Child Research Center, Assistant to the President of the
United States and Secretary of the Cabinet (1990-1993), General Counsel to the
United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States
Treasury Department (1988-1989).

*Charles B. Johnson (66)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.;
Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory
Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin
Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services,
Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds.

*Charles E. Johnson (42)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President and Trustee

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice
President, Franklin Templeton Distributors, Inc.; President and Director,
Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel,
Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.

Betty P. Krahmer (69)
2201 Kentmere Parkway
Wilmington, DE 19806

Trustee

Director or trustee of various civic associations; director or trustee, as the case may be, of 21 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Economic Analyst, U.S. government.

Gordon S. Macklin (70)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Director, Fund American Enterprises Holdings, Inc. (holding company), Martek
Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc.
(biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software);
director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River
Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Fred R. Millsaps (70)
2665 NE 37th Drive
Fort Lauderdale, FL 33308

Trustee

Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978),
Financial Vice President, Florida Power and Light (1965-1969), and Vice
President, Federal Reserve Bank of Atlanta (1958-1965).

Constantine Dean Tseretopoulos (45)
Lyford Cay Hospital
P.O. Box N-7776
Nassau Bahamas

Trustee

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; director or trustee, as the case may be, of seven of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine
Intern, Greater Baltimore Medical Center (1982-1985).

James R. Baio (45)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Treasurer

Certified Public Accountant; Senior Vice President, Templeton Worldwide, Inc.,
Templeton Global Investors, Inc. and Templeton Funds Trust Company; officer of
22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Senior Tax Manager, Ernst & Young (certified public accountants)
(1977-1989).

Harmon E. Burns (54)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive  Vice  President  and Director,  Franklin  Resources,  Inc.,  Franklin
Templeton  Distributors,  Inc. and Franklin Templeton Services,  Inc.; Executive
Vice President,  Franklin Advisers, Inc.; Director, Franklin Investment Advisory
Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan  (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.,
Franklin/Templeton Investor Services, Inc. and Franklin Mutual Advisers, Inc.;
Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice
President, Chief Operating Officer and Director, Templeton Investment Counsel,
Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers,
Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin
Investment Advisory Services, Inc.; President and Director, Franklin Templeton
Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice
President, Franklin Templeton Services, Inc. and Franklin Templeton
Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice
President, Franklin Advisory Services, Inc. and Franklin Mutual Advisers, Inc.;
Vice President, Chief Legal Officer and Chief Operating Officer, Franklin
Investment Advisory Services, Inc.; and officer of 54 of the investment companies in the Franklin Templeton Group of Funds.

Barbara J. Green (51)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Secretary

Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors,
Inc.; officer of 21 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Deputy Director, Division of Investment Management,
Executive  Assistant  and  Senior  Advisor  to the  Chairman,  Counselor  to the
Chairman,  Special  Counsel and Attorney  Fellow,  U.S.  Securities and Exchange
Commission  (1986-1995),  Attorney,  Rogers & Wells,  and Judicial  Clerk,  U.S.
District Court (District of Massachusetts).

Mark G. Holowesko (39)
Lyford Cay
Nassau, Bahamas

Vice President

President, Templeton Global Advisors Limited; Chief Investment Officer, Global
Equity Group; Executive Vice President and Director, Templeton Worldwide, Inc.;
officer of 21 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Investment Administrator, RoyWest Trust Corporation
(Bahamas) Limited (1984-1985).

Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President and Director, Franklin Resources, Inc. and Franklin
Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.
and Franklin Investment Advisory Services, Inc.; Senior Vice President and
Director, Franklin Advisory Services, Inc.; Director, Franklin/Templeton
Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

John R. Kay (58)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President

Vice President and Treasurer, Templeton Worldwide, Inc.; Assistant Vice
President, Franklin Templeton Distributors, Inc.; officer of 25 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Vice President and Controller, Keystone Group, Inc.

Elizabeth M. Knoblock (44)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President - Compliance

General  Counsel,  Secretary  and Senior Vice  President,  Templeton  Investment
Counsel, Inc.; Senior Vice President,  Templeton Global Investors, Inc.; officer of 21 of the investment  companies in the Franklin Templeton Group of Funds; and
FORMERLY,  Vice President and Associate  General  Counsel,  Kidder Peabody & Co.
Inc.  (1989-1990),  Assistant General Counsel,  Gruntal & Co., Inc. (1988), Vice
President and Associate  General  Counsel,  Shearson Lehman Hutton Inc.  (1988),
Vice  President  and  Assistant   General  Counsel,   E.F.  Hutton  &  Co.  Inc.
(1986-1988),  and Special  Counsel,  Division  of  Investment  Management,  U.S.
Securities and Exchange Commission (1984-1986).

J. Mark Mobius (62)
Two Exchange Square
39th Floor, Suite 3905-08
Hong Kong

President

Portfolio Manager of various Templeton advisory affiliates; Managing Director,
Templeton Asset Management Ltd.; officer of eight of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, International
Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund)
(1986-1987) and Director, Vickers da Costa, Hong Kong (1983-1986).

*This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners ofDarby Emerging Markets Fund, L.P.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The trust pays noninterested board members and Mr. Brady an annual retainer of $[] and a fee of $[] per board meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the fund and by the Franklin Templeton Group of Funds.


                                                                                          NUMBER OF BOARDS IN THE
                                                             TOTAL FEES RECEIVED FROM      FRANKLIN TEMPLETON GROUP OF
                                  TOTAL FEES RECEIVED        THE FRANKLIN TEMPLETON        FUNDS ON WHICH EACH SERVES/3/
NAME                                FROM THE FUND/1/             GROUP OF FUNDS/2/
--------------------------------- -------------------------- ----------------------------- ------------------------------

Harris J. Ashton                                                 361,157                       49
Nicholas F. Brady                                                140,975                       21
Frank J. Crothers                                                 47,700                        7
S. Joseph Fortunato                                              367,835                       51
John Wm. Galbraith                                               134,425                       20
Andrew H. Hines, Jr.                                             208,075                       22
Edith E. Holiday                                                 211,400                       25
Betty P. Krahmer                                                 141,075                       21
Gordon S. Macklin                                                361,157                       49
Fred R. Millsaps                                                 210,075                       22
Constantine Dean Tsretopoulos                                     51,500                        7

1. For the fiscal year ended December 31, 1998. During the period from [], 199[], through February 27, 1998, an annual retainer of $[] and fees at the rate of $[] per board meeting attended were in effect.

2. For the calendar year ended December 31, 1998.

3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 164 U.S. based funds or series.

Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
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MANAGER AND SERVICES PROVIDED The fund's manager is Templeton Asset Management Ltd. Hong Kong branch. The manager is wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Brazil, the British Virgin Islands, Canada, China, Cyprus, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, United Kingdom, and the U.S.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's code of ethics.

Under the fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer;
(iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES The fund pays the manager a monthly management fee equal to an annual rate of 1.25% of its average daily net assets. The fee is computed according to the terms of the management agreement. Each class of the fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended December 31, the fund paid the following management fees:

                   Management Fees Paid ($)
------------------ --------------------------
1998               40,577,627
1997               57,060,597
1996               37,609,530

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the fund to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The fund pays FT Services a monthly fee equal to an annual rate of:

/bullet/  0.15% of the fund's average daily net assets up to $200 million;

/bullet/ 0.135% of average daily net assets over $200 million up to $700 million;

/bullet/ 0.10% of average daily net assets over $700 million up to $1.2 billion; and

/bullet/  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended December 31, the fund paid FT Services the following administration fees:

                     Administration Fees Paid ($)
    ---------------- ----------------------------
    1998             3,009,891
    1997             3,998,636
    1996             2,831,572

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

AUDITOR McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the fund's Annual Report to Shareholders and reviews the fund's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
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The manager selects brokers and dealers to execute the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the last three fiscal years ended December 31, the fund paid the following brokerage commissions:

                       Brokerage Commissions ($)
    ---------------- ---------------------------
    1998               7,249,891
    1997             15,736,940
    1996              7,221,351

As of December 31, 1998, the fund did not own securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES
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The fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in any distribution and service (Rule 12b-1) fees of each class. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from the fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy. U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because the fund's income is derived primarily from investments in foreign rather than domestic U.S. securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund and/or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
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The fund is a diversified series of Templeton Developing Markets Trust, an open-end management investment company, commonly called a mutual fund. The fund was organized as a Massachusetts business trust on August 9, 1991, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that the fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

The fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999. The fund may offer additional classes of shares in the future. The full title of each class is:

      Templeton Developing Markets Trust -  Class A
      Templeton Developing Markets Trust -  Class B
      Templeton Developing Markets Trust -  Class C
      Templeton Developing Markets Trust - Advisor Class

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The fund has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The fund does not intend to hold annual shareholder meetings. The fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of December 31, 1998, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
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The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

DEALER COMPENSATION Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests [in excess of these amounts], the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

The fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's NAV is not calculated. Thus, the calculation of the fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the fund for acting as underwriter of the fund's Advisor Class shares.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC.

For periods before January 2, 1997, Advisor Class standardized performance quotations are calculated by substituting Class A performance for the relevant time period, excluding the effect of Class A's maximum initial sales charge, and including the effect of the distribution and service (Rule 12b-1) fees applicable to the fund's Class A shares. For periods after January 2, 1997, Advisor Class standardized performance quotations are calculated as described below.

An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns for the indicated periods ended December 31, 1998, were:

                                                           Since Inception
                           1 Year           5 Years           (10/17/91)
----------------------------------------------------------------------------
Advisor Class              18.47%           16.83%            31.53%

These figures were calculated according to the SEC formula:

P(1+T)n  = ERV

where:

P       = a hypothetical initial payment of $1,000
T       = average annual total return
n       = number of years
ERV     = ending redeemable value of a hypothetical $1,000
          payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended December 31, 1998, were:

                                                        Since Inception
                        1 Year           5 Years           (10/17/91)
----------------------------------------------------------------------------
Advisor Class           18.47%           -16.78%           31.53%

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the fund and the manager may also refer to the following information:

/bullet/ The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

/bullet/  The performance of U.S. equity and debt markets relative to foreign
          markets    prepared   or   published   by   Morgan   Stanley   Capital
          International(R) or a similar financial organization.

/bullet/ The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International(R) or a similar financial organization.

/bullet/ The geographic and industry distribution of the fund's portfolio and the fund's top ten holdings.

/bullet/ The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

/bullet/ To assist investors in understanding the different returns and risk characteristics of various investments, the fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

/bullet/ The major industries located in various jurisdictions as published by the Morgan Stanley Index.

/bullet/ Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

/bullet/ Allegorical stories illustrating the importance of persistent long-term investing.

/bullet/ The fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.


PAGE


/bullet/  A description of the Templeton organization's investment management
          philosophy   and  approach,   including   its  worldwide   search  for
          undervalued  or  "bargain"   securities  and  its  diversification  by
          industry, nation and type of stocks or other securities.

/bullet/ Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

/bullet/ Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

--------------------------------

* Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.

PAGE

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $220 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 115 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.



PAGE

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

You will receive the fund's financial reports every six months. If you would like to receive an interim report of the fund's portfolio holdings, please call 1-800/DIAL BEN(R).

DESCRIPTION OF BOND RATINGS
-------------------------------------------------------------------------------
CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.


PAGE


A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


PAGE

STANDARD & POOR'S CORPORATION (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


PAGE


Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.








PAGE
                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

              (A)    ARTICLES OF INCORPORATIONS

                     ( i) Amended and Restated Declaration of Trust /2/
                     (ii) Establishment and Designation of Classes of Shares of
                          Beneficial Interest /2/
                    (iii) Establishment and Designation of Classes of Shares of
                          Beneficial Interest /4/

              (B)    BY-LAWS

                     (i) By-Laws /3/

              (C)  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

                     Not Applicable

              (D)    INVESTMENT ADVISORY CONTRACTS

                     ( i) Amended and Restated Investment Management
                          Agreement /3/
                     (ii) Addendum dated December 2, 1997 to the Investment
                          Management Agreement /7/

              (E)    UNDERWRITING CONTRACTS

                     (  i) Distribution Agreement /3/
                     ( ii) Form of Dealer Agreement between Registrant and
                           Franklin Templeton Distributors, Inc. and Securities Dealers dated March 1, 1998 /7/
                     (iii) Amendment of Dealer Agreement dated May 15, 1998 /7/

              (F)  BONUS OR PROFIT SHARING CONTRACTS

                     Not Applicable

              (G)    CUSTODIAN AGREEMENTS

                     (  i) Custody Agreement /3/
                     ( ii) Amendment dated March 2, 1998 to the Custody
                           Agreement /7/
                     (iii) Amendment No. 2 dated July 23, 1998 to the Custody
                           Agreement /7/


PAGE



              (H)    OTHER MATERIAL CONTRACTS

                     ( i) Amended and Restated Transfer Agent Agreement /5/ ( ii) Fund Administration Agreement /4/
                     (iii) Shareholder Sub-Accounting Services Agreement /3/ ( iv) Sub-Transfer Agent Services Agreement /3/

              (I)    LEGAL OPINION

                     (i) Opinion and Consent of Counsel /6/

              (J)    OTHER OPINION

                      (i) Consent of Independent Public Accountants

              (K)    OMITTED FINANCIAL STATEMENTS

                        Not Applicable

              (L)    INITIAL CAPITAL AGREEMENTS

                     ( i) Letter concerning initial capital1
                     (ii) Investment Letter /2/

              (M)    RULE 12B-1 PLAN

                     (  i) Distribution Plan -- Class A Shares /2/
                     ( ii) Distribution Plan -- Class C Shares /2/
                     (iii) Form of Distribution Plan -- Class B Shares /7/

                (O)  RULE 18F-3 PLAN

                     ( i) Form of Multi Class Plan /5/
                     (ii) Form of Multi Class Plan - Class B Shares /7/

               (P)  POWER OF ATTORNEY

                     (i) Powers of Attorney dated December 11, 1998 /7/

               (27) FINANCIAL DATA SCHEDULE

                      (  i) Financial Data Schedule for Templeton Developing
                            Markets Trust - Class A
                      ( ii) Financial Data Schedule for Templeton Developing
                            Markets Trust - Class C
                      (iii) Financial Data Schedule for Templeton Developing
                            Markets Trust - Advisor Class


PAGE



---------------------
1. Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on September 19, 1991.

2. Previously filed with Post-Effective Amendment No. 4 to the Registration Statement on April 28, 1995.

3. Previously filed with Post-Effective Amendment No. 5 to the Registration Statement on April 29, 1996.

4. Previously filed with Post-Effective Amendment No. 7 to the Registration Statement on December 31, 1996.

5. Previously filed with Post-Effective Amendment No. 8 to the Registration Statement on April 30, 1997.

6. Previously filed with Post-Effective Amendment No. 9 to the Registration Statement on February 27, 1998.

7. Previously filed with Post-Effective Amendment No. 10 to the Registration Statement on December 30, 1998.


PAGE



ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          NONE.

ITEM 25.  INDEMNIFICATION.

          Reference is made to Article IV of the Registrant's Declaration of Trust, which is filed herewith.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT

          (a) Templeton Asset Management Ltd.

          The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds.

          For additional information please see Part B and Schedules A and D of Form ADV of the Fund's Investment Manager (SEC File 801-46997), incorporated herein by reference, which sets forth the officers and directors of the investment manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.  PRINCIPAL UNDERWRITERS

             (a) Franklin Templeton Distributors, Inc.("Distributors") also acts as principal underwriter of shares of:

                           Templeton American Trust, Inc.
                           Templeton Capital Accumulator Fund, Inc.
                           Templeton Funds, Inc.
                           Templeton Global Investment Trust
                           Templeton Global Opportunities Trust
                           Templeton Global Real Estate Fund
                           Templeton Global Smaller Companies Fund, Inc. Templeton Growth Fund, Inc.
                           Templeton Income Trust
                           Templeton Institutional Funds, Inc.
                           Templeton Variable Products Series Fund

                           Franklin Asset Allocation Fund
                           Franklin California Tax Free Income Fund, Inc. Franklin California Tax Free Trust
                           Franklin Custodian Funds, Inc.
                           Franklin Equity Fund
                           Franklin Federal Money Fund
                           Franklin Federal Tax-Free Income Fund
                           Franklin Floating Rate Trust
                           Franklin Gold Fund
                           Franklin High Income Trust
                           Franklin Investors Securities Trust
                           Franklin Managed Trust
                           Franklin Money Fund
                           Franklin Mutual Series Fund, Inc.
                           Franklin Municipal Securities Trust
                           Franklin New York Tax-Free Income Fund
                           Franklin New York Tax-Free Trust
                           Franklin Real Estate Securities Fund
                           Franklin Strategic Mortgage Portfolio
                           Franklin Strategic Series
                           Franklin Tax Exempt Money Fund
                           Franklin Tax-Free Trust
                           Franklin Templeton Fund Allocator Series
                           Franklin Templeton Global Trust
                           Franklin Templeton International Trust
                           Franklin Templeton Money Fund Trust
                           Franklin Value Investors Trust
                           Institutional Fiduciary Trust

             (b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889)

             (c) Registrant's principal underwriter is an affiliated person of
                 Registrant.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          Certain accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules thereunder are located at 500 East Broward Boulevard. Fort Lauderdale, Florida 33394. Other records are maintained at the offices of Franklin Templeton Investor Services, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205 and Franklin Resources, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404.

ITEM 29.  MANAGEMENT SERVICES

          There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.  UNDERTAKINGS.

          Not Applicable.


PAGE


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Mateo, California on the 1st day of March, 1999.

                                         TEMPLETON DEVELOPING MARKETS TRUST

                                          By:
                                             ---------------------------------
                                            J. Mark Mobius, President*

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



SIGNATURE                           TITLE                      DATE
----------------------------------------------------------------------------

____________________               President (Chief        March 1, 1999
J. Mark Mobius*                    Executive Officer)


____________________               Treasurer (Chief        March 1, 1999
James R. Baio*                     Financial and
                                   Accounting Officer)

____________________               Trustee                 March 1, 1999
Charles B. Johnson*

 ____________________              Trustee                 March 1, 1999
Charles E. Johnson*

____________________               Trustee                 March 1, 1999
Nicholas F. Brady*

____________________               Trustee                 March 1, 1999
Fred R. Millsaps*


PAGE


SIGNATURE                          TITLE                         DATE
-----------------------------------------------------------------------------

_____________________              Trustee                 March 1, 1999
Betty P. Krahmer*

___________________                Trustee                 March 1, 1999
Constantine Dean
Tseretopoulos*

____________________               Trustee                 March 1, 1999
Frank J. Crothers*

_____________________
Harris J. Ashton*                  Trustee                 March 1, 1999



____________________               Trustee                 March 1, 1999
S. Joseph Fortunato*

____________________               Trustee                 March 1, 1999
Andrew H. Hines, Jr.*

____________________               Trustee                 March 1, 1999
John Wm. Galbraith*

____________________               Trustee                 March 1, 1999
Edith E. Holiday*

____________________               Trustee                 March 1, 1999
Gordon S. Macklin*



*By: /s/LEIANN NUZUM
    --------------------------
     Leian Nuzum
     Attorney-in-Fact
     (Pursuant to Powers of Attorney previously filed).



PAGE


                       TEMPLETON DEVELOPING MARKETS TRUST
                             REGISTRATION STATEMENT
                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION                                   LOCATION

EX-99.(a)(i)          Amended and Restated Declaration of Trust                       *

EX-99.(a)(ii)         Establishment and Designation of Classes of Shares of           *
                      Beneficial Interest

EX-99.(a)(iii)        Establishment and Designation of Classes of Shares of           *
                      Beneficial Interest

EX-99.(b)(i)          By-Laws of Templeton Developing Markets Trust                   *

EX-99.(d)(i)          Amended and Restated Investment Management Agreement            *

EX-99.(d)(ii)         Addendum dated December 2, 1997 to the Investment               *
                      Management Agreement

EX-99.(e)(i)          Distribution Agreement                                          *

EX-99.(e)(ii)         Form of Dealer Agreement between Registrant and                 *
                      Franklin Templeton Distributors, Inc. and Securities
                      Dealers

EX-99.(e)(iii)        Amendment of Dealer Agreement                                   *

EX-99.(g)(i)          Custody Agreement                                               *

EX-99.(g)(ii)         Amendment dated March 2, 1998 to the Custody
                      Agreement                                                       *

EX-99.(g)(iii)        Amendment No.2 dated July 23, 1998 to the Custody               *
                      Agreement

EX-99.(h)(i)          Amended and Restated Transfer Agent Agreement                   *

EX-99.(h)(ii)         Fund Administration Agreement                                   *

EX-99.(h)(iii)        Shareholder Sub-Accounting Services Agreement                   *

EX-99.(h)(iv)         Sub-Transfer Agent Services Agreement                           *

EX-99.(i)(i)          Opinion and Consent Counsel                                     *

EX-99.(j)(i)          Consent of Independent  Public Accountant                       Attached

EX-99.(l)(i)          Letter concerning initial capital                               *

EX-99.(l)(ii)         Investment Letter                                               *

EX-99.(m)(i)          Distribution Plan - Class A Shares                              *

EX-99.(m)(ii)         Distribution Plan - Class C Shares                              *

EX-99.(m)(iii)        Form of Distribution Plan - Class B Shares                      *

EX-99.(o)(i)          Form of Multi-Class Plan                                        *

EX-99.(o)(ii)         Form of Multi-Class Plan - Class B Shares                       *

EX-99.(p)(i)          Power of Attorney dated December 11, 1998                       *

EX-27.(i)             Financial Data Schedule for Templeton Developing                Attached
                      Markets Trust - Class A

EX-27.(ii)            Financial Data Schedule for Templeton Developing                Attached
                      Markets Trust - Class C

EX-27.(iii)           Financial Data Schedule for Templeton Developing                Attached
                      Markets Trust - Advisor Class


* Incorporated by reference.